Exhibit 99.1

WABASH NATIONAL CORPORATION Investor Update September 2014

2 This presentation contains certain forward - looking statements, as defined by the Private Securities Litigation Reform Act of 1995. All statements other than historical facts are forward - looking statements, including without limit, those regarding shipment outlook, Operating EBITDA, backlog, demand level expectations, profitability and earnings capacity, margin opportunities, and potential benefits of any recent acquisitions. Any forward - looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward - looking statements. Without limit, these risks and uncertainties include economic conditions, increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages and costs of raw materials, manufacturing capacity and cost containment risks, dependence on industry trends, access to capital, acceptance of products, and government regulation. You should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10 - K and 10 - Q. We cannot give assurance that the expectations reflected in our forward - looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward - looking statements. All written and oral forward - looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. S AFE H ARBOR S TATEMENT © 2014 Wabash National, L.P. All rights reserved. Wabash®, Wabash National®, DuraPlate ®, DuraPlate AeroSkirt ®, Walker, Brenner® and Beall® are marks owned by Wabash National, L.P. Transcraft ® and Benson® are marks owned by Transcraft Corporation.

3 S TRATEGIC S EGMENTS Wabash National Corporation Commercial Trailer Products 2013 Sales: $1.1B • Dry & Refrigerated Vans • Platform Trailers • Fleet Used Trailers Diversified Products 2013 Sales: $502M • Walker Group • Wabash Composites • Wabash Wood Products New Markets. New Innovation. New Growth. Retail 2013 Sales: $181M • 15 Retail Locations in U.S. • New & Used Trailer Sales • Parts & Service Segment Revenue is prior to the elimination of intersegment sales.

4 2013 S EGMENT R EVENUE AND P RODUCT M IX New Markets. New Innovation. New Growth. 2013 Consolidated Revenue: $1.6B

5 W ALKER AND B EALL A CQUISITIONS A CCELERATE D IVERSIFICATION End - Markets Geographies Transportation Products Leader Engineered Products Leader 80% of Total Revenues 20% of Total Revenues Position Products Est. Share # 1 ALL liquid - transportation systems in North America 30% # 1 Stainless - steel liquid - transportation systems in North America 62% # 1 Stainless - steel liquid - tank trailers for the North American chemical market 61% # 1 Stainless - steel liquid - tank trailers for the North American food market 74% # 1 Liquid - tank trailers for the worldwide aircraft refuelers market 35% Position Products Est. Share # 1 Isolators globally 30% # 1 Downflow booths globally 30% # 2 Stationary silos in the U.S. 35% Note: All information based on 2013 revenues Sources : TTMA, ACT, Polk, Trailer Body Builders 2013 Chemical, 33% Dairy, Food & Beverage, 31% Aviation, 12% Energy, 13% Pharmaceutical, 7% Defense, 1% Environmental, 2% Other, 1% US, 87% Europe, 7% Asia, 1% Mexico & Canada, 2% Latin America, 1% Other, 1%

6 2007 Higher Growth and Margin Profile, Less Cyclicality 2013 D IVERSIFICATION E FFORTS D RIVING R ESULTS Revenue Manufacturing Retail 14% 86% 28% Commercial Trailer Products Diversified Products Retail 62% 10% Operating Income Manufacturing Retail Diversified Products Commercial Trailer Products 55% 2% 43% Gross Margin 0% 5% 10% 15% 20% 25% 7.2% 22.9% 11.1% 13.2% CTP Retail Consol. DPG 0% 5% 10% 15% 20% 25% 8.7% 6.3% 8.3% Mfg Retail Consol. $1.1B $1.6B $92M $215M 100% $26M $103M Growth > 45% > 133% > 296%

7 L ONG - T ERM G ROWTH D RIVERS ▪ Pricing discipline ▪ Operational efficiency / lean manufacturing ▪ Supply chain optimization Margin Expansion ▪ New end markets and geographies ▪ Product innovations / portfolio expansion ▪ Aftermarket p arts and s ervice capabilities Organic Growth ▪ Proven ability to acquire and integrate ▪ Enhance business stability and reduce cyclicality ▪ Operational synergies ▪ Strategic but selective Mergers & Acquisitions New Markets. New Innovation. New Growth.

Segment Growth Initiatives



CTP

Innovation/Product Portfolio Growth

- TrustLock® Plus System
- MaxClearance™ Door System
- EZ-Adjust™ Tensioning System
- ID/Aux Stop Light System
- Pneumatic Door Seals
- Tire and Coil Haul Trailers
- DuraPlate XD-35® Model

Key Strategic Initiatives

- Total Cost of Ownership Value Proposition
- Weight Reduction and Corrosion Resistance Through Advanced Materials
- Indirect Channel Development
- International Market Development



DPG

Innovation/Product Portfolio Growth

- Lean Duplex Steel
- FRP Tank Trailers
- Mobile Clean Rooms
- DuraPlate® AeroSkirt® Portfolio
- Mobile Shelters/Portable Storage Units
- Freight Decking Systems
- Less-Than-Truckload TruckBox

Key Strategic Initiatives

- Beall® Dry Bulk and Petroleum Tanks in Midwest/East Coast
- Tank Operations in Lafayette, Indiana
- Semiconductor Market Opportunities
- New Aerodynamic Solutions
- Commercial Cargo Trailer Market (towables)
- Silo Manufacturing Expansion



Retail

Innovation/Product Portfolio Growth

- Mobile Service — Roadside
- Mobile Service — Customer Terminal
- Customer Site Service (asset lite)
- Product Offering Expansion — Non-Wabash Equipment

Key Strategic Initiatives

- Tank Trailer Parts and Service Expansion
- Targeted N. American Expansion
- Local Market Competitiveness

New Markets. New Innovation. New Growth.

WABASH NATIONAL 8

9 T RANSPORTATION S ECTOR O UTLOOK Strong demand above replacement levels ▪ Truck Tonnage at or near record levels ▪ Truck Loadings continue to rise ▪ Trucking Conditions outlook remains strong Positive Freight Trend & Trucking Conditions Trucking Indicators

10 T RAILER S ECTOR O UTLOOK Strong demand above replacement levels Strong Demand Projected Throughout Forecast Period ▪ Strong demand above replacement levels forecast for next 5 years ▪ Fleet equipment dynamics and regulations key drivers of trailer demand ▪ ACT forecasts for 2016 – 2018 include anticipated federal regulations for 33' pups Trailer Forecasts ACT Shipments Forecast by Segment 2013 2014 F 2015 F 2016 F 2017 F 2018 F 2019 F Dry Van 134,586 150,500 155,000 170,000 163,000 160,000 155,000 Refrigerated 35,879 37,700 36,200 35,400 36,000 37,800 38,800 Platform 22,122 24,300 25,000 24,200 23,400 22,800 23,000 Liquid Tanks 8,301 8,500 7,900 7,000 6,500 6,700 6,800 Other 38,695 41,450 40,600 38,800 40,400 41,600 40,400 Total 239,583 262,450 264,700 275,400 269,300 268,900 264,000

11 T RAILER D EMAND D RIVERS Strong demand above replacement levels Fleet Age and Regulations Driving Trailer D emand Fleet Equipment Dynamics ▪ Average age of equipment remains near record high ▪ 3 + years of significant underbuy (2008 - 2010) ▪ Improved access to financing ▪ Hours of Service (HOS) ▪ Compliance, Safety, Accountability (CSA ) ▪ California Air Resources Board (CARB) ▪ Moving Ahead for Progress in the 21st Century Act (MAP - 21) Regulatory

12 T RAILER D EMAND D RIVERS Fleet Rates Increase with Tightening Capacity ▪ Active truck utilization has reached 99%, expected to stay elevated for several years due to regulatory impact ▪ Truckload rates increasing ▪ Fleet profitability near record levels Carrier Operating Environment

13 C OMMERCIAL T RAILER P RODUCTS I NTERMODAL G ROWTH : M INIMAL I MPACT TO T RUCK F REIGHT Trucking Boosts Share of Total Tonnage to 71% by 2025 Overall Freight Trends • Total tonnage projected to increase from 14B tons in 2013 to 16.3B tons in 2019 • Total freight revenue projected to increase from $840B in 2013 to $ 1,166B in 2019 Trucking Freight Trends • Truck mode share of total freight tonnage projected to rise from 69.1% in 2013 to 70.9% in 2019 • Estimated Freight Increase ’14 - ’19 ’20 - ’25 Truckload (TL) 3.5% 1.2% Less - than - truckload (LTL) 3.8% 2.5% Source: ATA

14 T RAILER O RDER - TO - S HIPMENT C YCLE Order - to - Shipment Cycle Trends Show Distinct Seasonality Q1 Q2 Q3 Q4 Net Orders Backlog Builds Shipments Reflects Order - to - Shipment Cycles: 2011 - 2013 Source: ACT

Segment Outlook: Diversified Products

- Projected growth in Truck Body market drives DuraPlate® panel sales growth
- CARB compliance requirements continue to drive DuraPlate® AeroSkirt® demand
- Housing Starts support potential moving and storage growth and need for portable storage containers


Cl. 3-7 Truck Sales Forecast, N. America
(IHS Global Insight)
600,000
500,000
400,000
300,000
200,000
100,000
0
2011
2012
2013
2014
2015
2016
2017


Large Fleet CARB Compliance Schedule
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
2011
2012
2013
2014
2015
2016

CARB expects 1.5 million trailers to be affected by its Tractor-Trailer Greenhouse Gas regulation. This scenario assumes all trailers becoming SmartWay certified according to Option 1 compliance schedule.


Housing Starts (CB)
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
-100%
2008
2009
2010
2011
2012
2013
2014
Housing Starts [Thousands, Seas. Adj. AR]
Y/Y % Change

15

Segment Outlook: Diversified Products

- Growing milk production supports demand for dairy silos, mixers and food-grade tank trailers
- Pharmaceutical R&D is expected to increase through 2018
- Lower cost access to natural gas driving energy demand



U.S. Milk Production [Bil. Lbs.], US DOA
300
250
200
150
100
50
0
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023



Figure ES-3. Value of shipments of bulk chemicals in three cases, 2012-40 (billion 2005 dollars)
550
450
350
250
0
High Oil and Gas Resource
Reference
Low Oil and Gas Resource
2012 2015 2020 2025 2030 2035 2040

Source: U.S. Energy Information Administration, "Annual Energy Outlook 2014"



Global Pharma R&D Expenditures, [$ Million]
(Frost & Sullivan)
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

* *SpecialtyTransportation.net*

16

17 S EGMENT O UTLOOK : D IVERSIFIED P RODUCTS ▪ World air passenger traffic is projected to steadily increase over the next 20 years ▪ World air cargo traffic is projected to more than double over the next 20 years RTK: Revenue Ton K ilometers Source : Boeing, World Air Cargo Forecast 2012 - 2013

18 V ALUE P ROPOSITION New Markets. New Innovation. New Growth. Superior Product ▪ Leading producer of semi - trailers and liquid transportation systems for 14 of the past 20 years* ▪ Long history of innovation with nearly 100 patents ▪ Customer - focused solutions ▪ Products that revolutionize the trucking industry ▪ Designing for safety, efficiency and performance ▪ Lower total cost of ownership Operational Excellence ▪ Lean operations for more than 12 years ▪ Focus on continuous improvement ▪ Manufacturing optimization/velocity Customer Relationships ▪ Best - in - class quality and durability ▪ Proven reliability ▪ Dependable service and delivery ▪ Personal sales and service support ▪ Serve nearly half of the top 50 U.S. fleets Investment Thesis Strong Brands ▪ Blue Chip Customer Base Industry L eadership ▪ #1 in total trailer production ▪ #1 in dry van production ▪ #1 in liquid - transportation systems Growth & Diversification ▪ Less risk of cyclicality ▪ More balanced across segments ▪ Leveraging synergies between businesses ▪ Diverse and expanded customer profile ▪ Margins expanding Solid Long - Term F orecast ▪ Trailer demand cycle remains strong Financial Discipline ▪ Record revenue and operating EBITDA in 2013 ▪ Good stewards of capital ▪ Strong cash flow and liquidity ▪ Strong balance sheet * Source : Trailer Body Builders Magazine

19 L ONG - T ERM S TRATEGIC O BJECTIVES Expectations 2011 2012 2013 Long - term Revenue $1.2B $1.5B $1.6B > $ 2.0B Diversified Products Revenue (1) $107M $356M $502M > $600M Consolidated Gross Margins 5.6% 11.2% 13.2% > 13% CTP Gross Margins 3.6% 6.6% 7.2% > 10% Operating EBITDA Margins 3.3% 8.1% 9.2% > 10% Net Leverage 1.3x 3.1x 1.9x < 2.0x Notes: (1) Diversified Products segment revenues prior to eliminations Executing Against Our Strategic Plan x x

WABASH NATIONAL CORPORATION Financial Overview

21 $338 $640 $1,187 $1,462 $1,636 $1,742 $200 $600 $1,000 $1,400 $1,800 12/09 12/10 12/11 12/12 12/13 6/14 ($ millions) F INANCIAL P ERFORMANCE Trailing Twelve Month (TTM) Revenue FY 2013 Revenue & Operating Income Levels Set Record ($ millions) TTM Operating Income and Gross Margin Significantly improved financial results : ▪ TTM revenue up more than $1.4B since year end 2009 ▪ TTM Operating Income increases $177M since year end 2009 ▪ Gross Margin Levels exceed 13% in 2013 ▪ 2013 Financial Results – Record performance in Revenue, Gross Profit, Gross Margin %, and Operating Income $(66) $(15) $20 $70 $103 $111 - 6.8% 4.4% 5.6% 11.2% 13.2% 12.8% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% $(90) $(40) $10 $60 $110 $160 12/09 12/10 12/11 12/12 12/13 6/14 GM% Operating Income Gross Margin

22 F INANCIAL P ERFORMANCE TTM EBITDA at $157M and Net Leverage <2.0 Net Leverage Ratio Improved top line and margins lead to: ▪ FY EBITDA at best ever level in 2013 and on - track to set new record in 2014 ▪ Cash generation leading to lower net debt leverage and significantly improved liquidity ($43) $5 $39 $119 $150 $157 ($75) ($25) $25 $75 $125 $175 12/09 12/10 12/11 12/12 12/13 6/14 ($millions) (1) See Appendix for reconciliation of non - GAAP financial information TTM Operating EBITDA (1) 3.6 3.0 2.6 3.1 2.7 2.3 1.9 2.2 1.9 0 0.5 1 1.5 2 2.5 3 3.5 4 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Net Leverage Target $21 $60 $126 $224 $254 $222 $- $50 $100 $150 $200 $250 $300 12/09 12/10 12/11 12/12 12/13 6/14 ($Millions) (2) Liquidity, defined as cash on hand plus available borrowing capacity Liquidity (2)

WABASH NATIONAL CORPORATION Appendix

24 Best - in - Class , Technologically Innovative Products Financial Performance ▪ 2013 New Trailer Shipments: 43,800 ▪ Comprehensive portfolio: dry vans, refrigerated vans, platform trailers ▪ Leading brands and long - standing customer relationships ▪ Industry leader in van and platform trailer manufacturing ▪ Mature practitioner of lean manufacturing methodology ▪ Long history of innovative solutions for customers S EGMENT P ROFILE : C OMMERCIAL T RAILER P RODUCTS Segment Revenue and OI are prior to the elimination of intersegment sales. Key Brands & Models -20 0 20 40 60 80 100 0 200 400 600 800 1000 1200 2010 2011 2012 2013 Operating Income (M$) Revenue (M$) Revenue Op. Income

25 Broadest Tank Trailer Portfolio in the Industry Financial Performance Key Brands ▪ Walker Group, Wabash Composites and Wabash Wood Products ▪ Diverse portfolio of products serving a variety of customers and attractive end markets ▪ Leading brands and long - standing relationships with blue - chip customer base ▪ Higher growth and higher margin businesses ▪ Stable , strong cash flow profile S EGMENT P ROFILE : D IVERSIFIED P RODUCTS Segment Revenue and OI are prior to the elimination of intersegment sales. 0 20 40 60 80 100 0 100 200 300 400 500 600 2010 2011 2012 2013 Operating Income (M$) Revenue (M$) Revenue Op. Income

26 Company - Owned Retail Locations Strategic Footprint Providing National Support Financial Performance ▪ Dealership model, selling new and used trailers, aftermarket parts, and maintenance and repair services ▪ Integrated with OEM to deliver best practices and innovation in the aftermarket ▪ Expansion into new markets with mobile service and 3rd party maintenance ▪ Low CapEx and synergistic expansion in higher - margin tank parts and service S EGMENT P ROFILE : R ETAIL Tank Services Segment Revenue and OI are prior to the elimination of intersegment sales. -2 -1 0 1 2 3 4 5 6 7 0 50 100 150 200 2010 2011 2012 2013 Operating Income (M$) Revenue (M$) Revenue Op. Income

27 K EY C USTOMERS Large & Diverse Customer Profile Wabash Composites Commercial Trailer Products Walker Group

Consolidated Income Statement

($ in thousands, except per share amounts)

	2009	2010	2011	2012	2013	YTD Q2 2014
Net sales	$ 337,840	$ 640,372	$ 1,187,244	$ 1,461,854	$ 1,635,686	$ 844,141
Cost of sales	360,750	612,289	1,120,524	1,298,031	1,420,563	735,856
Gross profit	$ (22,910)	$ 28,083	$ 66,720	$ 163,823	$ 215,123	$ 108,285
% of sales	-6.8%	4.4%	5.6%	11.2%	13.2%	12.8%
General and administrative expenses	29,033	29,876	30,994	44,751	58,666	29,933
% of sales	8.6%	4.7%	2.6%	3.1%	3.6%	3.5%
Selling expenses	11,176	10,669	12,981	23,589	30,597	14,090
% of sales	3.3%	1.7%	1.1%	1.6%	1.9%	1.7%
Amortization of intangibles	2,955	2,955	2,955	10,590	21,786	10,942
% of sales	0.9%	0.5%	0.2%	0.7%	1.3%	1.3%
Acquisition expenses	-	-	-	14,409	883	-
% of sales	0.0%	0.0%	0.0%	1.0%	0.1%	0.0%
(Loss) Income from operations	$ (66,074)	$ (15,417)	$ 19,790	$ 70,484	$ 103,191	$ 53,320
% of sales	-19.6%	-2.4%	1.7%	4.8%	6.3%	6.3%
Other income (expense)						
Increase in fair value of warrant	(33,447)	(121,587)	-	-	-	-
Interest expense	(4,379)	(4,140)	(4,136)	(21,724)	(26,308)	(11,450)
Other, net	(866)	(667)	(441)	(97)	740	(1,016)
(Loss) Income before income taxes	$ (104,766)	$ (141,811)	$ 15,213	$ 48,663	$ 77,623	$ 40,854
Income tax (benefit) expense	(3,001)	(51)	171	(56,968)	31,094	17,319
Net (loss) income	$ (101,765)	$ (141,760)	$ 15,042	$ 105,631	$ 46,529	$ 23,535
Preferred stock dividends and early extinguishment	$ 3,320	$ 25,454	$ -	$ -	$ -	$ -
Net (loss) income applicable to common stockholders	$ (105,085)	$ (167,214)	$ 15,042	$ 105,631	$ 46,529	$ 23,535
Diluted net (loss) income per share	$ (3.48)	$ (3.36)	$ 0.22	$ 1.53	$ 0.67	$ 0.33

New Markets. New Innovation. New Growth.

WABASH NATIONAL

28

Consolidated Balance Sheet

($ in thousands) ASSETS	2009	2010	2011	2012	2013	6/30/2014
Current assets						
Cash and cash equivalents	$ 1,108	$ 21,200	$ 19,976	$ 81,449	$ 113,262	$ 82,332
Accounts receivable	17,081	37,853	52,219	96,590	120,358	131,525
Inventories	51,801	110,850	189,533	189,487	184,173	256,083
Deferred income taxes	-	-	-	33,194	21,576	14,874
Prepaid expenses and other	6,877	2,155	2,317	8,239	9,632	7,521
Total current assets	$ 76,867	$ 172,058	$ 264,045	$ 408,959	$ 449,001	$ 492,335
Property, plant and equipment	108,802	98,834	96,591	132,146	142,082	136,771
Deferred income taxes	-	-	-	17,454	1,401	251
Goodwill	-	-	-	146,444	149,967	149,404
Intangible assets	25,952	22,863	19,821	171,990	159,181	148,364
Other assets	12,156	9,079	7,593	12,057	10,613	12,783
Total assets	$ 223,777	$ 302,834	$ 388,050	$ 889,050	$ 912,245	$ 939,908
LIABILITIES & STOCKHOLDERS' EQUITY						
Current liabilities						
Current portion of long-term debt	$ -	$ -	$ -	$ 3,381	$ 3,245	$ 3,255
Current portion of capital lease obligations	337	590	4,007	1,140	1,609	1,512
Accounts payable	30,201	71,145	107,985	87,299	112,151	128,355
Other accrued liabilities	34,583	38,896	59,024	104,873	99,358	92,373
Warrant	46,673	-	-	-	-	-
Total current liabilities	$ 111,794	$ 110,631	$ 171,016	$ 196,693	$ 216,363	$ 225,495
Long-term debt	28,437	55,000	65,000	416,849	358,890	340,104
Capital lease obligations	4,469	3,964	814	3,781	6,851	6,459
Other noncurrent liabilities	3,258	4,214	4,874	1,935	6,528	17,084
Deferrred income taxes	-	-	-	1,065	1,234	960
Preferred stock	22,334	-	-	-	-	-
Stockholders' equity	53,485	129,025	146,346	268,727	322,379	349,806
Total Liabilities and stockholders' equity	$ 223,777	$ 302,834	$ 388,050	$ 889,050	$ 912,245	$ 939,908

New Markets. New Innovation. New Growth.

WABASH NATIONAL

29

CONSOLIDATED CASH FLOWS

($ in thousands)

	2009	2010	2011	2012	2013	YTD Q2 2014
Cash flows from operating activities						
Net (loss) income	$ (101,765)	$ (141,760)	$ 15,042	$ 105,631	$ 46,529	$ 23,535
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities						
Depreciation	16,630	13,900	12,636	14,975	16,550	8,422
Amortization of intangibles	2,955	2,955	2,955	10,590	21,786	10,942
Net (gain) loss on the sale of assets	(55)	431	(9)	203	140	-
Loss on debt extinguishment	303	-	668	-	1,889	533
Deferred income taxes	-	-	-	(55,292)	30,089	16,709
Increase in fair value of warrant	33,447	121,587	-	-	-	-
Stock-based compensation	3,382	3,489	3,398	5,149	7,480	3,598
Accretion of debt discount	-	-	-	2,972	4,643	2,409
Changes in operating assets and liabilities						
Accounts receivable	20,845	(20,772)	(14,366)	1,180	(23,691)	(11,167)
Inventories	41,095	(59,062)	(78,683)	41,696	6,260	(75,823)
Prepaid expenses and other	(1,570)	3,024	(162)	736	(3,893)	2,111
Accounts payable and accrued liabilities	(22,666)	45,251	56,968	(48,777)	18,082	9,078
Other, net	420	650	386	(3,046)	2,805	1,184
Net cash (used in) provided by operating activities	$ (6,979)	$ (30,307)	$ (1,167)	$ 76,017	$ 128,669	$ (8,469)
Cash flows from investing activities						
Capital expenditures	(981)	(1,782)	(7,264)	(14,916)	(18,352)	(4,152)
Acquisition, net of cash acquired	-	-	-	(364,012)	(15,985)	-
Proceeds from the sale of property, plant and equipment	300	1,813	17	607	305	-
Other	-	-	-	(2,500)	2,500	4,223
Net cash (used in) provided by investing activities	$ (681)	$ 31	$ (7,247)	$ (380,821)	$ (31,532)	$ 71
Cash flows from financing activities						
Proceeds from issuance of common stock, net of expenses	-	71,948	(155)	-	-	-
Proceeds from exercise of stock options	-	504	538	354	600	1,655
Borrowings under revolving credit facilities	276,853	712,491	848,705	206,015	1,166	366
Payments under revolving credit facilities	(328,424)	(685,928)	(838,705)	(271,015)	(1,166)	(366)
Principal payments under capital lease obligations	(334)	(352)	(671)	(1,629)	(1,700)	(1,070)
Principal payments under term loan credit facility	-	-	-	(2,250)	(62,827)	(21,385)
Principal payments under industrial revenue bond	-	-	-	-	(381)	(235)
Stock repurchase	(35)	(384)	(533)	(564)	(35)	(1,497)
Proceeds from issuance of convertible senior notes	-	-	-	145,500	-	-
Proceeds from issuance of term loan credit facility, net of issuance costs	-	-	-	292,500	-	-
Proceeds from issuance of preferred stock and warrant	35,000	-	-	-	-	-
Payments under redemption of preferred stock	-	(47,791)	-	-	-	-
Debt amendment and issuance costs paid	(1,420)	-	(1,989)	(5,134)	(981)	-
Proceeds from issuance of industrial revenue bond	-	-	-	2,500	-	-
Preferred stock issuance costs paid	(2,638)	(120)	-	-	-	-
Net cash (used in) provided by financing activities	$ (20,998)	$ 50,368	$ 7,190	$ 366,277	$ (65,324)	$ (22,532)
Net (decrease) increase in cash and cash equivalents	$ (28,658)	$ 20,092	$ (1,224)	$ 61,473	$ 31,813	$ (30,930)
Cash and cash equivalents at beginning of period	29,766	1,108	21,200	19,976	81,449	113,262
Cash and cash equivalents at end of period	$ 1,108	$ 21,200	$ 19,976	$ 81,449	$ 113,262	$ 82,332

New Markets. New Innovation. New Growth.

WABASH NATIONAL

30

31 R ECONCILIATION OF N ON - GAAP M EASURES New Markets. New Innovation. New Growth. ($ in millions) Note: This table reconciles annual net income (loss) for the periods presented to the non - GAAP measure of Operating EBITDA. Differences may exist in the calculation of Operating EBITDA due to rounding. 2009 2010 2011 2012 2013 YTD Q2 2014 Net (loss) income (101.8)$ (141.8)$ 15.0$ 105.6$ 46.5$ 23.5$ Income tax (benefit) expense (3.0) (0.1) 0.2 (57.1) 31.1 17.3 Increase in fair value of warrant 33.4 121.6 - - - - Interest expense 4.4 4.1 4.1 21.7 26.3 11.5 Depreciation and amortization 19.6 16.9 15.6 25.6 38.3 19.4 Stock-based compensation 3.4 3.5 3.4 5.2 7.5 3.6 Acquisition expenses - - - 17.3 0.9 - Other non-operating expense (income) 0.9 0.7 0.5 0.2 (0.7) 1.0 Operating EBITDA (43.1)$ 4.9$ 38.8$ 118.5$ 149.9$ 76.3$ % of sales -12.8% 0.8% 3.3% 8.1% 9.2% 9.0%

Reconciliation of Non-GAAP Measures

($ in millions)

Trailing Twelve Months Operating EBITDA For Quarter Ending

	2009	2010				2011			
	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Net (loss) income	$ (101.8)	$ (212.5)	$ (200.2)	$ (135.7)	$ (141.8)	$ 0.6	$ 9.5	$ 12.5	$ 15.0
Income tax (benefit) expense	(3.0)	(3.0)	(3.0)	(2.9)	(0.1)	(0.2)	(0.2)	(0.1)	0.2
Increase (Decrease) in fair value of warrant	33.4	160.3	158.4	101.1	121.6	(5.2)	(3.3)	-	-
Interest expense	4.4	4.3	4.0	3.9	4.1	4.0	4.1	4.2	4.1
Depreciation and amortization	19.6	19.2	18.7	18.0	16.9	16.3	15.9	15.7	15.6
Stock-based compensation	3.4	3.3	3.0	2.9	3.5	3.4	3.2	2.9	3.4
Acquisition expenses	-	-	-	-	-	-	-	-	-
Other non-operating expense (income)	0.9	0.8	1.7	0.5	0.7	0.8	0.7	0.7	0.5
Operating EBITDA	$ (43.1)	$ (27.6)	$ (17.4)	$ (12.2)	$ 4.9	$ 19.7	$ 29.9	$ 35.9	$ 38.8
% of sales	-12.8%	-8.2%	-4.3%	-2.5%	0.8%	2.5%	3.2%	3.3%	3.3%

	2012				2013				2014	
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
Net (loss) income	$ 17.0	$ 15.6	$ 32.9	$ 105.6	$ 106.2	$ 118.4	$ 116.2	$ 46.5	$ 48.1	$ 50.2
Income tax (benefit) expense	(0.3)	0.8	1.9	(57.1)	(52.9)	(44.6)	(35.1)	31.1	33.7	35.2
Increase (Decrease) in fair value of warrant	-	-	-	-	-	-	-	-	-	-
Interest expense	3.9	8.2	14.9	21.7	28.5	29.7	28.2	26.3	24.5	23.6
Depreciation and amortization	15.4	18.6	21.7	25.6	31.6	34.0	36.4	38.3	38.1	38.4
Stock-based compensation	4.0	4.1	5.2	5.2	5.7	6.9	7.0	7.5	7.2	7.2
Acquisition expenses	1.7	15.0	17.0	17.3	16.2	3.1	1.1	0.9	0.3	-
Other non-operating expense (income)	0.6	-	(0.2)	0.2	(2.0)	(1.7)	(0.9)	(0.7)	1.5	2.2
Operating EBITDA	$ 42.3	$ 62.3	$ 93.4	$ 118.5	$ 133.3	$ 145.8	$ 152.9	$ 149.9	$ 153.4	$ 156.8
% of sales	3.4%	4.7%	6.7%	8.1%	8.8%	9.4%	9.6%	9.2%	9.2%	9.0%

Note: This table reconciles the trailing twelve month net income (loss) for the periods presented above to the non-GAAP measure of Operating EBITDA. Differences may exist in the calculation of Operating EBITDA due to rounding.

New Markets. New Innovation. New Growth.

WABASH NATIONAL

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